RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
LAUNCHES PREFERRED STOCK OFFERING

Chicago, IL ‒ October 13, 2020 ‒ RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) today announced that it plans to offer shares of its Series A Cumulative Preferred Stock (the “Preferred Stock”) in an underwritten public offering. The completion of the proposed offering depends upon several factors, including customary closing, market and other conditions. The Fund has applied to list the Preferred Stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “OPP.P”. If the application is approved, trading on the NYSE in the Preferred Stock is expected to begin within 30 days following the issuance date of the Preferred Stock.

The Fund plans to use the net proceeds from the offering of the Preferred Stock to repay borrowings under the Fund’s credit facility and for general working capital purposes.

UBS Securities LLC is acting as the sole book-running manager for the offering.

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Investors should consider the Fund’s investment objectives, risks, and expenses carefully before investing. The preliminary prospectus supplement and accompanying prospectus contains this and other information about the Fund and should be read carefully before investing. Copies of the prospectus supplement (when complete) and accompanying prospectus may be obtained for no charge by calling UBS Securities LLC toll-free at 1-888-827-7275. Copies of these documents, when finalized, and other documents the Fund has filed with the Securities and Exchange Commission (“SEC”) may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or on the Fund’s website at www.rivernorth.com.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $266 million of total managed assets1 and 13.4 million shares of common stock outstanding as of September 30, 2020. The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund’s shares of common stock now trade in the secondary market. Investors wishing to buy or sell common stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Forward-Looking Statements

This press release may contain forward-looking statements that reflect current expectations about the future results, performance, or actions of the Fund and can be identified by words such as “may,” “will,” “expect,” “plans,” “intend,” “should,” “estimate” or similar expressions. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC including the preliminary prospectus supplement dated October 13, 2020, and accompanying prospectus, dated October 17, 2019). The Fund undertakes no duty to update any forward-looking statement made herein.

Investor Contact

Chris Lakumb, CFA, CAIA

312.445.2336
clakumb@rivernorth.com

Chris Lakumb is a registered representative of ALPS Distributors, Inc. RiverNorth Capital Management, LLC is not affiliated with ALPS Distributors, Inc. or DST Systems, Inc.

ALPS Distributors, Inc. FINRA Member Firm.

[1]	Managed Assets includes assets attributable to leverage and investments in affiliated funds.

RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.

©2000-2020 RiverNorth Capital Management, LLC. All rights reserved.